AMENDMENT TO
             AMENDED AND RESTATED CREDIT AGREEMENT


     This Amendment to Amended and Restated Credit Agreement ("Amendment") dated as of the 13th day of July, 1999 among K. Hovnanian Enterprises, Inc. ("Company"), Hovnanian Enterprises, Inc. ("Hovnanian"), the subsidiaries of Hovnanian listed on the signature pages of this Amendment (each, together with Hovnanian, a "Guarantor" and collectively the "Guarantors"), PNC Bank, National Association as Agent for the Banks ("Agent"), and the financial institutions listed on the signature pages of this Amendment (collectively, the "Banks" and severally each a "Bank").
                           BACKGROUND
     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of July 29, 1998, among the Company, certain Guarantors named therein or thereafter added, the Banks named therein, and the Agent (as the same may be amended or supplemented from time to time, the "Credit Agreement"), the Banks named therein agreed to make certain loans and extend credit to the Company;
     WHEREAS, the performance by the Company of its obligations under the Credit Agreement and the Notes is guaranteed, jointly and severally, by the Guarantors pursuant to the Guaranties of the Guarantors to each of the Banks (collectively, the "Guaranties");
     WHEREAS, NationsBank, National Association ("NationsBank") has assigned its Revolving Credit Commitment to Bank of America National Trust and Savings Association ("B of A") as a result of which B of A has succeeded to the rights, title, interest and obligations of NationsBank with respect thereto and under the Credit Agreement and related agreements and documents;
     WHEREAS, the Company, the Guarantors, the Banks and the Agent desire to modify the provisions of the Credit Agreement under the terms and conditions set forth in this Amendment.
     NOW, THEREFORE, with the foregoing Background incorporated by reference and made part hereof, and intending to be legally bound, the parties hereto promise and agree as follows:
     1. All terms used herein as defined terms and not herein defined shall have the respective meanings ascribed to them in the Credit Agreement.
     2. The definitions of "Commitment Termination Date," "Revolving Credit Commitments," "Revolving Credit Commitment Percentage" and "Total Debt Multiplier" contained in Paragraph 1.1 of the Credit Agreement are hereby deleted and respectively replaced in their entirety by the following new definitions:
          "Commitment  Termination Date" shall mean, with  respect  to each  Bank,  July 31, 2002, provided, however,  that  on  or before  April 30  of each year, each Bank will  review  its respective  commitment  and, in  its  sole  discretion,  may extend  the  Commitment Termination Date  for  a  period  of
          twelve  months,  provided,  that  in  no  event  shall   the
          Commitment Termination Date be so extended unless and until all Banks agree to such extension in writing.

          "Revolving Credit Commitments" means the collective commitments of all the Banks to make Revolving Credit Loans to the Company pursuant to this Agreement in an aggregate principal amount not to exceed, at any time outstanding, $265,000,000, as such amount may be increased pursuant to Subsection 8.7(c) hereof up to a maximum collective amount of $290,000,000, provided, however, that the Revolving Credit Commitment of each Bank shall at all times be reduced by an amount equal to each such Bank's Revolving Credit Commitment Percentage of any then outstanding Excess Other Senior Homebuilding Indebtedness and the "Revolving Credit Commitment of any Bank at any particular time means the respective commitment of such Bank to make Revolving Credit Loans to the Company pursuant to this Agreement in an amount equal to its Revolving Credit Commitment Percentage multiplied by the aggregate principal amount of the Revolving Credit Commitments, all as set forth on Replacement Schedule 9 attached hereto.

          "Revolving Credit Commitment Percentage" shall mean, with respect to any Bank at any time, the amount of such Bank's Revolving Credit Commitment divided by the aggregate amount of the Revolving Credit Commitments of all the Banks, as set forth on Replacement Schedule 9 attached hereto.

          "Total Debt Multiplier" shall mean 2.75 (or 2.40 as of and after August 1, 2000), subject to Out of Compliance Period Adjustments which cannot, in any event, cause the Total Debt Multiplier to exceed 2.75 (or 2.40 as of and after August 1, 2000).

     3. Paragraph 2.8 of the Credit Agreement is modified to delete the number of "$40,000,000" in the third line thereof and replace it with the number
"$80,000,000."   The  parties  acknowledge and confirm that letter  of credit
#7402235 in the face amount of $4,968,000 issued by B of A on June 25, 1999 is deemed a Letter of Credit issued under the Agreement.
     4. Notwithstanding any provision of the Credit Agreement to the contrary,
including without limitation  the  definitions  of  "Excess  Other   Senior
Homebuilding Indebtedness" and "Revolving Credit Commitments", no reduction in the Revolving Credit Commitment of any Bank shall result from the issuance of the Company's 9 1/8% Senior Notes due 2009 in the original principal amount of $150,000,000 issued pursuant to an Indenture Supplement dated as of May 4, 1999 among (as identified therein) the Company, the Issuer, the Guarantors and First Union National Bank, as trustee.

     5. Paragraph 9.8 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:
       Documentation Agent. The parties hereto covenant and agree that B of
A shall be a documentation agent (the "Documentation Agent") who shall perform such duties and responsibilities as the Company, the Agent and the Banks may hereafter request and the Documentation Agent shall accept (in its discretion). Without the prior written consent of the Agent, no duty, responsibility, right or option granted to the Agent shall be delegated to the Documentation Agent and no compensation payable to the Agent shall be shared with the Documentation Agent. Except as limited by this paragraph, each disclaimer, exculpation provision, indemnity and other provision contained in Section 9 of the Credit Agreement provided for the benefit of the Agent shall likewise be deemed given to and provided for the Documentation Agent.
     6. Contemporaneously with the execution hereof, the Company shall pay to the Agent, for the benefit of each Bank, in consideration of the agreements and undertakings of the Banks set forth in this Amendment, an amendment fee equal to one-tenth of one percent (.10%) of the amount of the Facility Commitment of each such Bank (the calculation thereof being made after giving effect to any changes to their respective Facility Commitments made as a result of this Amendment).
     7.   The Company hereby warrants and represents as follows:
          (a) There is not currently outstanding any Event of Default or any event which with the giving of notice or the lapse of time or both would become an Event of Default;
          (b)  The Company has full power, authority and legal right to execute,
deliver and perform under this Amendment.   The  execution,  delivery   and
performance by the Company of this Amendment have been duly authorized by all necessary corporate action and are in furtherance of its corporate purposes.
          (c) The Guarantors each have full power, authority and legal right to execute, deliver and perform under this Amendment. The execution, delivery and performance by each Guarantor of this Amendment have been duly authorized by all necessary corporate action and are in furtherance of its respective corporate purposes.
          (d) No consent of any other Person (including shareholders of the Company or of any of the Guarantors) and no consent, license, approval or authorization of, or registration or declaration with, any governmental body, authority, bureau or agency is required in connection with the execution, delivery and performance by the Company and the Guarantors of this Amendment.
          (e) The execution, delivery and performance of and compliance with this Amendment will not result in any violation of or be in conflict with or
constitute a default  under  any  term  of the respective  certificates   of
incorporation or bylaws of the Company or any Guarantor, or of any agreement, indenture, mortgage, lease, assignment, note or other instrument to which the Company or any Guarantor is a party or which purports to be binding upon any of them or upon any of their properties or assets, or any judgment, decree, order, law, statute, ordinance, rule or governmental regulation applicable to any of them (except to the extent that any such violations, in the aggregate, could not reasonably be expected to have a Material Adverse Effect), or result in the creation of an Encumbrance upon any of their properties or assets pursuant to any such term.
          (f) The respective representations and warranties of the Company and each of the Guarantors contained in the Credit Agreement are true and complete and correct in all material respects (or as to any representation or warranty which is expressly qualified by reference to the term "Material Adverse Effect", then in all respects) as if made on and as of the date of this Amendment, except that the following changes have occurred with respect to the Schedules attached to and made part of the Credit Agreement:
               (i) Schedule 1 has been modified as a result of the inclusion of additional Guarantors and other Consolidated Subsidiaries since the date of the Credit Agreement, each additional Guarantor having executed a separate Joinder Agreement and also executing this Amendment in such capacity with the Supplement to Schedule 1 reflecting the names and status of all such additional Consolidated Subsidiaries attached hereto and made part hereof;
               (ii) Replacement Schedule 9 and Replacement Schedule 11 attached to this Amendment are deemed incorporated into the Credit Agreement and Supplement to Schedule1 attached to this Amendment is deemed incorporated into
Schedule 1  to the Credit Agreement.
               (iii) Schedule A attached hereto reflects the names of Guarantors for whom Articles of Dissolution have been filed with the appropriate office of each such entity's state of formation since the date of the Credit Agreement.
     8. This Amendment shall amend and be deemed incorporated into the Credit Agreement. To the extent any provision of this Amendment is expressly inconsistent with any term or provision of the Credit Agreement, the terms and provisions of this Amendment shall control.
     9. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed and constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned parties have executed this Amendment on the date first above written.

                         BORROWER:

                              K. HOVNANIAN ENTERPRISES, INC.

                              By:
                                  ------------------------------------
                              Name:  J. Larry Sorsby
                              Title: Senior Vice President,Treasurer and
                                     Chief Financial Officer

                              Attest:
                                     --------------------------------
                              Name:
                              Title:


                              GUARANTORS:

                              HOVNANIAN ENTERPRISES, INC.

                              By:
                                  ------------------------------------
                              Name:  J. Larry Sorsby
                              Title: Senior Vice President, Treasurer and
                                     Chief Financial Officer


                              Attest:
                                     --------------------------------
                              Name:
                              Title:


ARROW PROPERTIES, INC.

BALLANTRAE DEVELOPMENT CORP.

BALLANTRAE HOME SALES, INC.

DRYER ASSOCIATES, INC.

EASTERN NATIONAL TITLE INSURANCE AGENCY, INC.

EASTERN TITLE AGENCY, INC.

EXC, INC.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR'S ABSTRACT CO., INC.

HOVNANIAN AT TARPON LAKES I, INC.

HOVNANIAN AT WINDSONG EAST BRUNSWICK, INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN OF PALM BEACH IX, INC.HOVNANIAN OF PALM BEACH XI, INC.

HOVNANIAN OF PALM BEACH, INC.

HOVNANIAN PENNSYLVANIA, INC.

HOVNANIAN PROPERTIES OF ATLANTIC COUNTY, INC.

HOVNANIAN TEXAS, INC.

JERSEY CITY DANFORTH CSO, INC.

K. HOV INTERNATIONAL, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT ASHBURN VILLAGE, INC.

K. HOVNANIAN AT ATLANTIC CITY, INC.

K. HOVNANIAN AT BALLANTRAE ESTATES, INC.

K. HOVNANIAN AT BALLANTRAE, INC.

K. HOVNANIAN AT BARRINGTON, INC.

K. HOVNANIAN AT BEDMINSTER II, INC.

K. HOVNANIAN AT BEDMINSTER, INC.

K. HOVNANIAN AT BELMONT, INC.

K. HOVNANIAN AT BERLIN, INC.

K. HOVNANIAN AT BERNARDS II, INC.

K. HOVNANIAN AT BERNARDS III, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG I, INC.

K. HOVNANIAN AT BRANCHBURG II, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRANCHBURG IV, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER II, INC.

K. HOVNANIAN AT BRIDGEWATER III, INC.

K. HOVNANIAN AT BRIDGEWATER IV, INC.

K. HOVNANIAN AT BRIDGEWATER V, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BULL RUN, INC.

K. HOVNANIAN AT BURLINGTON II, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CARMEL, INC.

K. HOVNANIAN AT CAROLINA COUNTRY CLUB I, INC.

K. HOVNANIAN AT CAROLINA COUNTRY CLUB II, INC.

K. HOVNANIAN AT CAROLINA COUNTRY CLUB III, INC.

K. HOVNANIAN AT CASTILE, INC.

K. HOVNANIAN AT CEDAR GROVE I, INC.

K. HOVNANIAN AT CEDAR GROVE II, INC.

K. HOVNANIAN AT CHAPEL TRAIL, INC.

K. HOVNANIAN AT CHAPPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT COCONUT CREEK, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT CRYSTAL SPRINGS, INC.

K. HOVNANIAN AT DOMINION RIDGE, INC.

K. HOVNANIAN AT DONINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST BRUNSWICK V, INC.

K. HOVNANIAN AT EAST BRUNSWICK VI, INC.

K. HOVNANIAN AT EAST BRUNSWICK VII, INC.

K. HOVNANIAN AT EAST BRUNSWICK VIII, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT EAST WINDSOR I, INC.

K. HOVNANIAN AT EAST WINDSOR II, INC.

K. HOVNANIAN AT EXETER HILLS, INC.

K. HOVNANIAN AT FAIR LAKES GLEN, INC.

K. HOVNANIAN AT FAIR LAKES, INC.

K. HOVNANIAN AT FAIRWAY VIEWS, INC.

K. HOVNANIAN AT FREEHOLD TOWHSHIP, INC.

K. HOVNANIAN AT FT. MYERS I, INC.

K. HOVNANIAN AT FT. MYERS II, INC.

K. HOVNANIAN AT GREENBROOK, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HALF MOON BAY, INC.

K. HOVNANIAN AT HAMILTON II, INC.

K. HOVNANIAN AT HAMPTON OAKS, INC.

K. HOVNANIAN AT HANOVER, INC.

K. HOVNANIAN AT HERSHEY'S MILL, INC. (a PA Corp)K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOLLY CREST, INC.

K. HOVNANIAN AT HOLMDEL TOWNSHIP, INC.

K. HOVNANIAN AT HOPEWELL I, INC.

K. HOVNANIAN AT HOPEWELL III, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL V, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HORIZON HEIGHTS, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT HUNTER ESTATES, INC.

K. HOVNANIAN AT INVERRARY I, INC.

K. HOVNANIAN AT JACKSONVILLE II, INC.

K. HOVNANIAN AT JEFFERSON, INC.

K. HOVNANIAN AT JERSEY CITY I, INC.

K. HOVNANIAN AT JERSEY CITY II, INC.

K. HOVNANIAN AT JERSEY CITY III, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT KLOCKNER FARMS, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LA TROVATA, INC.

K. HOVNANIAN AT LAKE CHARLESTON II, INC.

K. HOVNANIAN AT LAKE CHARLESTON, INC.

K. HOVNANIAN AT LAKES OF BOCA RATON, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LAWRENCE GROVE, INC.

K. HOVNANIAN AT LAWRENCE SQUARE, INC.

K. HOVNANIAN AT LOCUST GROVE I, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT LOWER SAUCON II, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH III, INC.

K. HOVNANIAN AT MAHWAH IV, INC.

K. HOVNANIAN AT MAHWAH IX, INC.

K. HOVNANIAN AT MAHWAH V, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MAHWAH VIII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP, INC.

K. HOVNANIAN AT MARTIN DOWNS II, INC.

K. HOVNANIAN AT MEDFORD I, INC.

K. HOVNANIAN AT MERRIMACK II, INC.

K. HOVNANIAN AT MERRIMACK, INC.

K. HOVNANIAN AT MONTCLAIR, INC.

K. HOVNANIAN AT MONTCLAIR, NJ, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONTVILLE II, INC.

K. HOVNANIAN AT MONTVILLE, INC.

K. HOVNANIAN AT NEWARK I, INC.

K. HOVNANIAN AT NEWARK URBAN RENEWAL CORPORATION I, INC.

K. HOVNANIAN AT NEWARK URBAN RENEWAL CORPORATION III, INC.

K. HOVNANIAN AT NEWARK URBAN RENEWAL CORPORATION IV, INC.

K. HOVNANIAN AT NEWARK URBAN RENEWAL CORPORATION V, INC.

K. HOVNANIAN AT NORTH BRUNSWICK II, INC.

K. HOVNANIAN AT NORTH BRUNSWICK III, INC.

K. HOVNANIAN AT NORTH BRUNSWICK IV, INC.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP II, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT P.C. HOMES, INC.

K. HOVNANIAN AT P.C. PROPERTIES, INC.

K. HOVNANIAN AT PARK RIDGE, INC.

K. HOVNANIAN AT PASCO I, INC.

K. HOVNANIAN AT PASCO II, INC.

K. HOVNANIAN AT PEEKSKILL, INC.

K. HOVNANIAN AT PEMBROKE SHORES, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT PLAINSBORO I, INC.

K. HOVNANIAN AT PLAINSBORO III, INC.

K. HOVNANIAN AT POLO TRACE, INC.

K. HOVNANIAN AT PORT IMPERIAL NORTH, INC.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN AT PRESTON, INC.

K. HOVNANIAN AT PRINCETON, INC.

K. HOVNANIAN AT RANCHO CHRISTIANITOS, INC.

K. HOVNANIAN AT RARITAN I, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT RIVER OAKS, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SENECA CROSSING, INC.

K. HOVNANIAN AT SMITHVILLE II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERSET III, INC.

K. HOVNANIAN AT SOMERSET VI, INC.

K. HOVNANIAN AT SOMERSET VIII, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK II, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK III, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK IV, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK, INC.

K. HOVNANIAN AT SPRING RIDGE, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONEGATE, INC. (a CA Corporation)

K. HOVNANIAN AT STONEGATE, INC. (a VA Corporation)

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT STUART ROAD, INC.

K. HOVNANIAN AT SUMMERWOOD, INC.

K. HOVNANIAN AT SULLY STATION, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT TARPON LAKES III, INC.

K. HOVNANIAN AT TAUNTON, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THE CEDARS, INC.

K. HOVNANIAN AT THE GLEN, INC.

K. HOVNANIAN AT THE RESERVE AT MEDFORD, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT UPPER MERION, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT VALLEYBROOK II, INC.

K. HOVNANIAN AT VALLEYBROOK, INC.

K. HOVNANIAN AT WALL TOWNSHIP IV, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VII, INC.

K. HOVNANIAN AT WALL TOWNSHIP, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE II, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE IV, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WAYNE VI, INC.

K. HOVNANIAN AT WAYNE VII, INC.

K. HOVNANIAN AT WAYNE, INC.

K. HOVNANIAN AT WEST ORANGE, INC.

K. HOVNANIAN AT WESTCHESTER, INC.

K. HOVNANIAN AT WINSTON TRAILS II, INC.

K. HOVNANIAN AT WINSTON TRAILS, INC.

K. HOVNANIAN AVIATION, INC.

K. HOVNANIAN COMPANIES AT WILDROSE, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF CENTRAL JERSEY, INC.

K. HOVNANIAN COMPANIES OF FLORIDA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF NORTH CAROLINA, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF METRO WASHINGTON, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN FLORIDA DIVISION, INC. (f/k/a K. HOVNANIAN TREASURE COAST, INC.)

K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.

K. HOVNANIAN INVESTMENT PROPERTIES, INC.

K. HOVNANIAN MARINE, INC.

K. HOVNANIAN MORTGAGE USA, INC.

K. HOVNANIAN PROPERTIES OF EAST BRUNSWICK II, INC.

K. HOVNANIAN PROPERTIES OF FRANKLIN, INC.

K. HOVNANIAN PROPERTIES OF HAMILTON, INC.

K. HOVNANIAN PROPERTIES OF LAKE WORTH, INC.

K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK I, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK III, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK IV, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF NORTH CENTER DRIVE, INC.

K. HOVNANIAN PROPERTIES OF PISCATAWAY, INC.

K. HOVNANIAN PROPERTIES OF POMPANO BEACH, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN PROPERTIES OF ROUTE 35, INC.

K. HOVNANIAN PROPERTIES OF WALL TOWNSHIP VIII, INC.

K. HOVNANIAN REAL ESTATE INVESTMENT, INC.

K. HOVNANIAN SOUTHEAST FLORIDA, INC.

K. HOVNANIAN SOUTHEAST REGION, INC. (f/k/a K. HOVNANIAN FLORIDA REGION, INC.)K. HOVNANIAN'S FOUR SEASONS OF THE PALM BEACHES, INC.

KHC ACQUISITION, INC.

KHIPE, INC.

KINGS GRANT EVESHAM CORP.

LANDARAMA, INC.

MINERVA GROUP, INC.

MOLLY PITCHER CONSTRUCTION CO., INC.

MONTEGO BAY I ACQUISITION CORP., INC.

MONTEGO BAY II ACQUISITION CORP., INC.

NEW ENGLAND COMMUNITY MANAGEMENT CO., INC.

NEW K. HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

PARTHENON GROUP, INC.

PIKE UTILITIES, INC.

PINE BROOK CO., INC.

RECREATIONAL DEVELOPMENT CORP., INC.

STONEBROOK HOMES, INC.

THE NEW FORTIS CORPORATION

TROPICAL SERVICE BUILDERS, INC.

WESTERN FINANCIAL SERVICES, INC.

                                   By:
                                         ---------------------------------
                                   Name: J. Larry Sorsby
                                   Title: On behalf of, and as Senior
                                          Vice President,Treasurer and Chief
                                          Financial Officer of
                                         each of the foregoing corporations

                                   Attest:
                                            ---------------------------
                                   Name:
                                   Title:


K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.LC.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LOWER SAUCON II, L.L.C.

K. HOVNANIAN AT MANSFIELD I, LLC

K. HOVNANIAN AT MANSFIELD II, LLC

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT PRICE WILLIAM, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

K. HOVNANIAN AT SOUTH AMBOY, L.L.C.

K. HOVNANIAN AT SOUTH BANK, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITION, L.L.C.
K. HOVNANIAN'S FOUR SEASONS, L.L.C.


                                 By:  K. Hovnanian
                                 Developments of New Jersey, Inc., as the sole member of each of the foregoing limited liability companies

                                 By:
                                      ---------------------------------
                                 Name:  J. Larry Sorsby
                                 Title: Senior Vice President, Treasurer and
                                        Chief Financial Officer

                                 Attest:
                                          -----------------------------
                                 Name:
                                 Title:


                                 AGENT:

                                 PNC Bank, National Association, as Agent
                                 By:
                                     ----------------------------------
                                 Name:
                                 Title:

                                 BANKS:

                                 PNC Bank, National Association
                                 By:
                                    --------------------------------
                                 Name:
                                 Title:

                                 Bank of America National Trust
                                 and Savings Association

                                 By:
                                  ------------------------------------
                                 Name:
                                 Title:

                                 First Union National Bank

                                 By:
                                  ------------------------------------
                                 Name:
                                 Title:

                                 BankBoston, N.A.
                                 (f/k/a First National Bank of Boston)

                                 By:
                                  ---------------------------------
                                 Name:
                                 Title:

                                 First National Bank of Chicago

                                 By:
                                  ----------------------------------
                                 Name:
                                 Title:

                                 Comerica Bank

                                 By:
                                  -----------------------------------
                                 Name:
                                 Title:

                                 Credit Lyonnais New York Branch

                                 By:
                                  ----------------------------------
                                 Name:
                                 Title:

                                 Guaranty Federal Bank F.S.B.

                                 By:
                                  ----------------------------------
                                 Name:
                                 Title:

                            SUPPLEMENT TO SCHEDULE 1
            Consolidated Subsidiaries of Hovnanian Enterprises, Inc.

                                                                      Type
        Company Name                                                  Code

  (1)K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.                    5
         (K. HOVNANIAN AT NORTH JERSEY ACQUISITION, L.L.C.)
  (1)K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.                         5
         (K. HOVNANIAN CENTRAL ACQUISITION, L.L.C.)
  (1)K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.                   5
         (K. HOVNANIAN NORTH CENTRAL ACQUISITION, L.L.C.)
  (1)K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.                           5
         (K. HOVNANIAN SHORE ACQUISITION, L.L.C.)
   K. HOVNANIAN SOUTH JERSEY ACQUISITION, L.L.C.                       5

  K. HOVNANIAN AT CHESTER I, L.L.C.                                    5

  K. HOVNANIAN AT WANAQUE, L.L.C.                                      5

  K. HOVNANIAN AT WEST WINDSOR, L.L.C.                                 5

  K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.                           5

  K. HOVNANIAN AT MIDDLETOWN, L.L.C.                                   5

  K. HOVNANIAN AT BERKELEY, L.L.C.                                     5

  K. HOVNANIAN AT BLUE HERON PINES, L.L.C.                             5

  K. HOVNANIAN AT JACKSON, L.L.C.                                      5

  K. HOVNANIAN AT LAWRENCE V, L.L.C.                                   5

  K. HOVNANIAN AT WINCHESTER, L.L.C.                                   5

  K. HOVNANIAN AT KING FARM, L.L.C.                                    5

  K. HOVNANIAN AT PRICE WILLIAM, L.L.C.                                5

  K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.                                5

  K. HOVNANIAN AT MENIFEE, L.L.C.                                      5

  K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.                              5

  K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.                               5

  K. HOVNANIAN'S FOUR SEASONS, L.L.C.                                  5

  K. HOVNANIAN AT SOUTH BANK, L.L.C.                                   5

  K. HOVNANIAN AT DONINGUEZ HILLS, INC.                                5

  K. HOVNANIAN AT LOWER SAUCON II, INC.                                5

  K. HOVNANIAN AT SUMMERWOOD, INC.                                     5

  K. HOVNANIAN'S FOUR SEASONS OF THE PALM BEACHES, INC.                5

  K. HOVNANIAN AT BARRINGTON, INC.                                     5

  (2)K. HOVNANIAN PROPERTIES OF LAKE WORTH, INC.                       6

  (2)K. HOVNANIAN PROPERTIES POMPANO BEACH, INC.                       6

  (2)K. HOVNANIAN PROPERTIES OF WALL TOWNSHIP VIII, INC.               6

  (2)K. HOVNANIAN PROPERTIES OF FRANKLIN, INC.                         6

  (2)K. HOVNANIAN PROPERTIES OF HAMILTON, INC.                         6

  (2)K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC. 6

  (2)K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK I, INC.                6

  (2)K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK III, INC.              6

  (2)K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK IV, INC.               6

  (2)K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.                6

  (2)K. HOVNANIAN PROPERTIES OF NORTH CENTER DRIVE, INC.               6

  (2)K. HOVNANIAN PROPERTIES OF PISCATAWAY, INC.                       6

  (2)K. HOVNANIAN PROPERTIES OF ROUTE 35, INC.                         6

  K. HOVNANIAN AT GUTTENBERG, L.L.C.                                   5

  K. HOVNANIAN AT CLIFTON, L.L.C.                                      5

  K. HOVNANIAN AT JERSEY CITY IV, L.L.C.                               5

  K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.                   5

  K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.                            5

  K. HOVNANIAN AT SOUTH AMBOY, L.L.C.                                  5

  K. HOVNANIAN AT LINWOOD, L.L.C.                                      5

  K. HOVNANIAN AT UPPER FREEHOLD TOWHSHIP III, L.L.C.                  5


(1) Noted entities are shown by corrected names. These noted entities executed the Amended and Restated Credit Agreement using the incorrect names which are shown in parenthesis above. Each entity has executed and delivered a Joinder Agreement using their correct name.

(2) Notes entities were formerly Income Producing Property Subsidiaries whose type has changed to Operating Property Subsidiaries. Each such entity has submitted a Joinder Agreement to become a Guarantor of the Credit Facility.

Type Codes:

1) The Borrower
2) A Finance Subsidiary
3) A Mortgage Subsidiary
4) An Income Producing Property Subsidiary
5) A Homebuilding Subsidiary
6) An Operating Property Subsidiary
7) Other Corporate Subsidiary
8) KHL, Inc.

                             REPLACEMENT SCHEDULE 9
                         K. Hovnanian Enterprises, Inc.
                      Revolving Credit Commitments of Banks


PNC Bank National Association    $50,000,000   18.87%   $10,000,000   21.82%
Two Tower Center - 18th Floor
East Brunswick, New Jersey 08816

Bank of America, NT & SA         $60,000,000     22.64%     N/A  21.82%
Commercial Real Estate Services
12th Floor, 231 South LaSalle
Chicago, Illinois  60697

First Union National Bank        $30,000,000     11.32%     N/A  10.91%
FC7-200-1-22
CN 1
Pennington, New Jersey 08034

First National Bank of Chicago   $25,000,000      9.43%     N/A  9.09%
One First National Plaza
Suite 0151
Chicago, Illinois 60670

First National Bank of Boston    $25,000,000      9.43%     N/A  9.09%
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346

Comerica Bank                    $25,000,000      9.43%     N/A  9.09%
500 Woodward Avenue
Detroit, Michigan  48226

Credit Lyonnais                  $25,000,000      9.43%     N/A  9.09%
1301 Avenue of the Americas
18th Floor
New York, New York  10019

Guaranty Federal Bank, F.S.B.    $25,000,000      9.43%     N/A  9.09%
8333 Douglas Avenue
Dallas, Texas  75225
                                 ------------            ------------
                                 $265,000,000            $10,000,000

The Revolving Credit Commitment Percentages and the Facility Percentages shown above are approximate figures. Each respective Bank's Revolving Credit Commitment Percentage shall be equal to such Bank's Revolving Credit Commitment divided by the aggregate amount of the Revolving Credit Commitments of all Banks. Each Bank's Facility Percentage shall be equal to such Bank's Facility Commitment divided by the aggregate amount of the Facility Commitments of all Banks.

                             REPLACEMENT SCHEDULE 11
                                  (Page 1 of 1)
                         K. Hovnanian Enterprises, Inc.
                       Letter of Credit Limit of Each Bank


BANK NAME                                  MAXIMUM AMOUNT OF
                                           LETTERS OF CREDIT


PNC Bank, National Association              $20,000,000

Bank of America, National Trust and Savings
     Association                            $40,000,000

First Union National Bank                    $5,000,000

The First National Bank of Chicago                   $0

First National Bank of Boston               $20,000,000

Comerica Bank                                        $0

Credit Lyonnais                                      $0

Guaranty Federal Bank, F.S.B.                        $0